EXHIBIT 10.1

Exhibit 10.1 as filed with 10-Q	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

THIRD AMENDMENT TO THE

Television Listings Data Agreement

BETWEEN

TiVo Inc. and Tribune Media Services, Inc.

This Third Amendment, dated November 1, 2005, amends the Television Listings Data Agreement between Tribune Media Services, Inc., and TiVo Inc., dated March 1, 2004 (“Agreement”), as twice amended on June 28, 2005. All terms of the referenced Agreement will apply to the following revisions, which amend Section 1, Section 6, Exhibit A and Exhibit B.

1. Section 1. DEFINITIONS. (a) BASIC PERSONALIZED TELEVISION SERVICE is hereby deleted and replaced in its entirety as follows:

(a) Basic Personalized Television Service means Licensee’s no-fee services that include theatrical movie information and showtimes and DVR functionality, but which in comparison with the Personalized Television Service, do not enable Licensee’s Season Pass™ and WishList™ features (or substantially similar features) and provide a Program Guide with no more than three (3) days of localized television listings information, as enabled on Licensee’s or Licensee’s partners’ stand-alone consumer electronics products.

2. Section 1. DEFINITIONS. (c) [*] SERVICES is hereby deleted and replaced in its entirety as follows:

(c) [*] Services means any services that Licensee offers to non-consumer third parties, e.g., broadcasters, advertisers, etc.; provided that (i) such services [*] to third parties who [*] of the [*], as confirmed in writing by [*] (which may be via e-mail), (ii) such services do not include the [*], and (iii) such services and non-consumer third parties do [*] offered for sale or license by [*].

3. Section 1. DEFINITIONS. (g) PERSONALIZED TELEVISION SERVICES is hereby deleted and replaced in its entirety as follows:

(g) Personalized Television Service means Licensee’s subscription-fee based services offered as of the Effective Date or in the future, which include theatrical movie information and showtimes, DVR functionality, and a Program Guide with localized television listings information, as enabled on Licensee’s or Licensee’s partners stand-alone consumer electronics products.

4. Section 1. DEFINITIONS. (m) FANDANGO TICKETING SERVICE is hereby added as follows:

(m) Fandango Ticketing Service means the aggregation of Fandango ticketing information and functionality under the Fandango brand identity as part of the Basic Personalized Television Service, the Personalized Television Service, or both, for purposes of allowing Basic Personalized Television Service Subscribers and Personalized Television Service Subscribers to search theatrical movie information and showtimes and electronically purchase advance movie tickets.

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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One Apollo Drive • Glens Falls, NY 12801 • 800.424.4747 • 518-793.8861 • Fax 518.793.3732

333 Glen Street. • Glens Falls, NY 12801 • 800.833.9581 • 518.792.9914 • Fax 518.792.4414

5. Section 6. ATTRIBUTION. is hereby amended by adding a new subsection (d) immediately after subsection (c), as follows:

(d) In the so-called Theatrical Movie Guide: “Movie Information and showtimes provided by Tribune Media Services, Inc.”

6. EXHIBIT A: TMS DATA OFFERINGS AND SPECIFICATIONS-UNITED STATES of the Agreement is hereby amended to include the following:

SEE DOCUMENT “[*]” including updates, modifications and revisions thereof.

7. Exhibit B: [*] is hereby amended to include the following:

In addition to the fees payable under this Agreement, the following shall be added to section “United States”:

[*]	[*].

Except as expressly provided in this Third Amendment, the terms and conditions of the Agreement (as previously amended) remain in full force and effect. To the extent that there is a conflict between the terms of this Third Amendment and the terms of the Agreement (as previously amended), the terms of this Third Amendment control.

Tivo, Inc.		Tribune Media Services, Inc.

Signature:	/s/ Edward Lichty	Signature:	/s/ Barbara Needleman
Print Name:	Edward Lichty	Print Name:	Barbara Needleman
Title:	V.P. of Corporate Development	Title:	Vice President of Entertainment Products
Date:	11/15/2005	Date:	11/17/2005

Address: 2160 Gold St.		Name of Sales Representative: Robyn McCormick
Alviso, CA 95002

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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